EXHIBIT 10.17

                                 AMENDMENT NO. 1
                               TO LETTER OF INTENT

         This Amendment No. 1 (this "Amendment") to the Letter of Intent dated as of September 28, 2001, (the "Agreement") is entered into this 10th day of October, 2001 by and between Reality Networks, Inc., a Delaware corporation ("Reality Networks") and Dicom Imaging Systems, Inc., a Nevada corporation ("Dicom").

                                    RECITALS

         WHEREAS, Reality Networks and Dicom have entered into the Agreement;
and

         WHEREAS, the parties wish to further amend the Agreement, as set forth herein;

         NOW THEREFORE, in consideration of covenants and agreements contained herein and such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties agree as follows:

1.  Definitions.

         All defined terms used herein shall have the meaning assigned to them in the Agreement unless otherwise defined herein, and all of the terms of the Agreement shall continue to apply unless as amended hereby.

2.  Amendment to Section 3 of the Agreement.

         Section 3 of the Agreement is amended to extend (i) the Drop Dead Negotiation Date to 5:00 p.m. Pacific Standard time on November 10, 2001 and
(ii) the Drop Dead Consummation Date to 5:00 p.m. Pacific Standard time on November 10, 2001 .

3.  Continuing Effect of the Agreement.

         Except as specifically set forth herein, the Agreement shall remain in full force and effect and shall not be waived, modified, superseded or otherwise affected by this Amendment. This Amendment is not to be construed as a release, waiver or modification of any of the terms, representations, warranties, covenants, rights or remedies set forth in the Agreement, except as specifically set forth herein.

4.  Governing Law.

         This Amendment shall be governed by and construed in accordance with the laws of the State of Washington.

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5.  Counterparts.

         This Amendment may be executed in several counterparts and by telecopied facsimile and each such counterpart or telecopied facsimile so executed shall constitute one and the same Amendment.

6.  Effective Date.

         This Amendment has been executed by the parties hereto as of the day and year first written.

7.  Entire Agreement.

         The Agreement and this Amendment, and the exhibits and schedules delivered pursuant to the Agreement contain all of the terms and conditions agreed upon by the parties relating to the subject matter of the Agreement and supersede all prior agreements, negotiations, correspondence, undertakings, and communications of the parties, whether oral or written, respecting that subject matter.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                              REALITY NETWORKS, INC.



                                              By:  ____________________________
                                              Name: ___________________________
                                              Title: __________________________

                                              DICOM IMAGING SYSTEMS, INC:



                                              By:  ____________________________
                                              Name:  __________________________
                                              Title:  _________________________








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